SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 October 1, 1996
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                             MEDNET, MPC CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         Nevada                      0-17120                   88-0215949
----------------------------  ------------------------    ----------------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
    of Incorporation)                                     Identification Number)

                                871-C Grier Drive
                             Las Vegas, Nevada 89119
                    ----------------------------------------
                    (Address of principal executive offices)

                                  702-361-3119
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Changes in Executive Officers

     On October 1, 1996, David L. Dalton, Executive Vice President of Mednet, MPC Corporation (the "Company") resigned from the Company to pursue other business interests. The Company has hired Leon S. Weissberger as Chief Executive Officer of Medi-Claim, a subsidiary of the Company. Don L. Bradenbaugh, who has been serving as President and CEO of Medi-Claim, will continue serving as President.

     Mr. Weissberger served as Director of Pharmacy Programs for Diversified Prescription Delivery, a subsidiary of SmithKline Beecham from 1995 to 1996 and as Vice President of Operations from 1985 to 1995. Mr. Weissberger holds a Bachelor of Science degree in Pharmacy from the Philadelphia College of Pharmacy and Science.

Resignation of Directors

     On October 3, 1996, the Company received the resignation of Steven F. Mayer as a director. No one has been appointed to fill the vacancy.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MEDNET, MPC CORPORATION

                                             /s/ M.B. Merryman
                                             -----------------------------------
Date:  October 9, 1996                       By:  M.B. Merryman
                                                  President and Chief Executive
                                                    Officer